STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of November 7, 2002, by and among Matthew P. Dwyer ("Seller"), on the one hand, and John W. Meyers ("Meyers") and William Michael Sessions ("Sessions" who shall, along with Meyers, each be called a "Buyer" and collectively the "Buyers").

                                 R E C I T A L S

     A. Seller is a party to that certain Stock Purchase Agreement dated October 28, 2002 (the "October Agreement") whereby Seller will acquire, upon the Closing as set forth in the October Agreement, 250,000 outstanding shares of Series A Preferred Stock (the "Shares"), representing all of the outstanding shares of preferred stock of all classes of TMI Holdings, Inc., a Florida corporation (the "Company"). A copy of the Statement of Designation of Series A Preferred Stock is attached as Exhibit A hereto.

     B. Buyers wish to purchase and Seller wishes to sell the Shares on the terms and conditions set forth in this Agreement.

     C. Buyers, and each of them, acknowledge that Buyers has had an opportunity to ask questions of appropriate persons concerning the business, financial condition and results of operations of the Company.

     NOW, THEREFORE, in reliance on the foregoing recitals and in consideration of and for the mutual covenants contained herein, the parties hereto agree as follows:

                                A G R E E M E N T

1.     SALE OF SHARES.  Seller will sell and transfer to Buyers, and Buyers will
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purchase  from Seller, with each Buyer purchasing an equal one-half, the Shares, free and clear of all security interests, liens, encumbrances, claims, charges, assessments and restrictions other than restrictions on transfer under federal and state securities laws. The purchase price for the Shares shall be $175,000 payable by issuance at Closing (as hereinafter defined) of a promissory note by Buyers in the form of Exhibit B hereto (the "Note").

2.     CLOSING.
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     2.1  Closing of the transactions contemplated hereby ("Closing") shall take place upon satisfaction of the following conditions, but in no event later than 2 days following the closing of the October Agreement:

     (a) The then-current Board of Directors of the Company shall have exempted the transaction from the provisions of Section 607.0901 and 607.0902 of the Florida Statutes.

     (b) The closing, as set forth in the October Agreement, shall have occurred with all closing conditions satisfied.

     2.2 If the conditions set forth in paragraph 2.1 are not satisfied on or prior to December 12, 2002 (45 days from the date of the October Agreement), this Agreement shall automatically terminate and be of no further force and effect.

     2.3 At Closing, Seller shall deliver certificates evidencing the Shares to the Buyers, with duly executed stock powers for transfer to Buyers with a restrictive legend, and Buyers shall deliver to Seller the Note.

3.     SELLER'S  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS.
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     3.1  As  of the Closing, Seller has and will transfer to Buyer, good, valid and marketable title to the Shares, and, except with respect to the restrictions on transfer under federal and state securities laws specified in this Agreement, there are no security interests, liens, encumbrances, claims, charges, assess-ments or restrictions or any other defects in title of any nature whatsoever on any of the Shares.

     3.2 Seller has the right, power, legal capacity and authority to enter into and perform Seller's obligations under this Agreement.

     3.3 Except as set forth herein, Seller makes no representations or warranties with respect to the Company or the Shares and Buyer is purchasing the Shares "as is".

     3.4 Seller will not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in or lien upon, encumber, or otherwise dispose if or abandon, nor will the Seller suffer or permit any of the same to occur with respect to, any part or all of the Shares, without the prior written consent of Buyer; Seller has made, and will continue to make until the Closing or termination of this Agreement, payment or deposit or otherwise provide for the payment, when due, of all taxes, assessments or contributions required by law which have been or may be levied or assessed against the Seller with respect to any of the Collateral Shares.

4.     BUYER'S  REPRESENTATIONS  AND  WARRANTIES.
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Buyers,  and  each  of  them,  hereby  represent  and  warranty  as  follows:

     4.1 Buyer is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

     4.2 Buyer has the right, power, legal capacity and authority to transfer the Shares, enter into and perform Buyer's obligations under this Agreement.

     4.3 Buyer has received, read carefully and is familiar with this Agreement. With respect to the Company, Buyer is familiar with the Company's business, plans and financial condition, and any other matters relating to the Company; the Buyer has received all materials that have been requested by the Buyer; Buyer has had a reasonable opportunity to ask questions of the Company and its representatives; and the Company has answered all inquiries that the Buyer or his representatives have put to it. Buyer has had access to all additional non-confidential information necessary, in Buyer's judgment, to evaluate the merits and risks of an investment in the Company. Buyer acknowledges that Seller has made no representations or warranties of any kind to the Buyer regarding the Company, its business, finances or prospects.

     4.4 Buyer has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect the interests of the Buyer in connection with this transaction, and Buyer's investment in the Company hereunder is not material when compared to Buyer's total financial capacity.

     4.5 Buyer understands the various risks of an investment in the Company and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

     4.6 Buyer acknowledges that no liquid market for the Shares currently exists and none may develop in the future and that Buyer may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

     4.7 Buyer will acquire the Shares for Buyer's own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

     4.8 Buyer has been advised by Seller that none of the Shares have been registered under the Securities Act or applicable state securities law and that the Shares will be sold in a transaction exempt therefrom. Buyer acknowledges that it is familiar with the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Shares. In particular, Buyer agrees that the Company shall not be required to give any effect to a sale, assignment or transfer of the Shares, unless (i) the sale, assignment or transfer of such Shares is registered under the Securities Act, and applicable state securities laws, it being understood that the Shares are not currently registered for sale and that the Company has no obligation or intention to so register the Shares or (ii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act and applicable state securities laws. Buyer further understands that an opinion of counsel and other documents may be required to transfer the Shares. Buyer acknowledges that Shares shall be subject to stop transfer orders and the certificate or certificates evidencing any Shares shall bear the following or a substantially similar legend or such other legend as may appear on the forms of Shares and such other legends as may be required by state blue sky laws:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state or foreign securities laws and neither such securities nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless (1) a registration statement with respect thereto is effective under the Securities Act and any applicable state securities laws, or
               (2) the Company receives an opinion of counsel to the holder of such securities, which counsel and opinion are reasonably satisfactory to the Company, that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Securities Act or applicable state securities laws."

5.     BINDING  UPON  SUCCESSORS  AND ASSIGNS.  Subject to, and unless otherwise
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provided  in,  this Agreement, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon, and inure to the benefit of, the successors, executors, heirs, representatives, administrators and assigns of the parties hereto.

6.     ENTIRE  AGREEMENT.  This  Agreement  constitutes the entire understanding
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and  agreement  of  the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto.

7.     COUNTERPARTS.  This Agreement may be executed in any  number  of counter-
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parts,  each  of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument.

8.     AMENDMENT  AND  WAIVERS.  Any  term or provision of this Agreement may be
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amended,  and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default.

9.     ATTORNEYS' FEES.  Should suit be brought to enforce or interpret any part
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of  this  Agreement,  the  prevailing  party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal). The prevailing party shall be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. A party not entitled to recover its costs shall not be entitled to recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining if a party is entitled to recover costs or attorneys' fees.

10.    GOVERNING  LAW.  This  Agreement  shall  be governed by and construed  in
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accordance  with  the laws of the State of Florida, without regard to its choice of  law  principles.

11.    RELIANCE  BY  COMPANY.    The  parties  hereto  expressly  authorize  the
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Company  and  its  counsel  to rely upon the representations set forth herein in connection  with  the  transfer  of  the  Shares.

SELLER:                          BUYERS:


/s/ Matthew P. Dwyer             /s/ John W. Meyers
----------------------------     ---------------------------
Matthew  P.  Dwyer               John  W.  Meyers



                                 /s/ William Michael Sessions
                                 ----------------------------
                                 William Michael Sessions

                                    EXHIBIT A
                      STATEMENT OF DESIGNATION OF SERIES A
                                 PREFERRED STOCK

                                    EXHIBIT B
                                 PROMISSORY NOTE